                                                                   EXHIBIT 10.27

                           AT&T CONTRACT TARIFF ORDER
- --------------------------------------------------------------------------------
            CUSTOMER                                   AT&T
- --------------------------------------------------------------------------------
1. NAME:            S.C. Direct, Inc.        xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
- --------------------------------------------------------------------------------
2. STREET:          21 Bristol Drive    6. STREET: 100 Summer Street, Floor 24
- --------------------------------------------------------------------------------
3. CITY:            So. Easton          7. CITY:   Boston
- --------------------------------------------------------------------------------
4. STATE & ZIP:     MA  02375           8. STATE & ZIP: MA  02110
- --------------------------------------------------------------------------------
5. ATTN:                                9. ATTN:
- --------------------------------------------------------------------------------

1. (Customer) hereby orders and AT&T agrees to provide communications services ("Services") as more particularly described in Attachment A, which is incorporated by reference. Services will be provided in accordance with the rates, terms and conditions described in Attachment A and, except as provided in Attachment A, the rates, terms and conditions in Applicable Tariffs are the AT&T tariffs referenced in Attachment A, as such tariffs may be revised from time to time.

2. The term of this Agreement is as specified in Attachment A. Notices pursuant to this Agreement shall be in writing to the addresses specified above.

3. AT&T will file a Contract Tariff ("CT") consistent with Attachment A with the Federal Communications Commission ("FCC") to implement this Agreement. (Customer) may, as its sole remedy, terminate this Agreement without liability at any time before the CT becomes effective if, without the consent of (Customer), AT&T fails to file the CT on or before thirty (30) days after the effective date of this Agreement, or if the CT as filed is not consistent with Attachment A, or if the CT does not go into effect 120 days after filing. In no event, however, shall (Customer) have a right to terminate this Agreement for any action which is caused by (Customer).

4. In the event of any inconsistency between the terms of any Applicable Tariff and the CT, the terms of the CT shall prevail. In the event of any inconsistency between the terms of this Agreement, and any Applicable Tariff or the CT, the terms of the Applicable Tariff or the CT shall prevail. Nothing contained in this Agreement shall require AT&T to take any action prohibited or omit to take any action required by the FCC or any other regulatory authorities.

5. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THE CT OR THE APPLICABLE TARIFFS, AT&T EXCLUDES ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T'S LIABILITY TO (CUSTOMER) IS SUBJECT TO THE LIMITATIONS STATED IN THE CT AND APPLICABLE TARIFFS.

6. This Agreement (whether in contract, indemnity, warranty, strict liability, tort or otherwise, except choice of law) shall be governed by the law of the State of New York, or applicable federal statutes.

7. If any provision of the CT is held to be invalid or unenforceable, then AT&T and (Customer) shall cooperate to develop a mutually agreeable replacement for such provision. If the parties are unable to reach agreement on a replacement for the CT provision within 30 days after the provision is held to be invalid or unenforceable (or within such additional time as the parties agree in writing), then this Agreement shall be immediately terminated. (Customer) shall remain liable for all charges and liabilities for services provided under the CT prior to such termination.

8. Neither party shall publish or use any advertising, sales promotions, press releases or other publicity matters which use the other party's name, logo, trademarks or service marks without the prior written approval of the other party. Neither party is licensed hereunder to conduct business under any name, logo, trademark, service mark or tradename (or any derivative thereof) of the other party.

9. AT&T's relationship with (Customer) under this Agreement shall be that of an independent contractor.

10. In the event of a business downturn beyond (Customer's) control or a corporate divestiture, that reduces the volume of network services required by the (Customer) with the result that (Customer) will be unable to meet its revenue and/or volume commitments under this Agreement (notwithstanding (Customer)'s best efforts to avoid such a shortfall), AT&T and (Customer) will cooperate in efforts to develop a mutually agreeable alternative to this Agreement that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year service period and other provisions. Subject to all applicable legal and regulatory requirements, including the requirements of the FCC and the Communications Act of 1934, AT&T will prepare and file any tariff revisions necessary to implement such mutually agreeable alternative. This provision shall not apply to a change resulting from a decision by (Customer) to transfer portions of its tariff or projected growth to carriers other than AT&T. (Customer) must give AT&T written notice of the condition it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by (Customer) prior to the time the parties mutually agree to amend or replace this Agreement.

11. THIS AGREEMENT, THE CT, AND THE APPLICABLE TARIFFS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES TO BE PROVIDED HEREUNDER. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS, OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, CONCERNING SUCH SERVICES OR THE RIGHTS AND OBLIGATIONS RELATING THERETO. NO change, modification or waiver of any of the terms of this Agreement, except for revisions to the tariffs cited in Attachment A, shall be binding unless reduced to writing and signed by authorized representatives of both parties hereto.

12. Each party represents and warrants that the person executing this Agreement on its behalf is fully authorized to do so.


- --------------------------------------------------------------------------------
ORDERED BY CUSTOMER:                   ACCEPTED BY AT&T:
- --------------------------------------------------------------------------------
10. Signature:   /s/Stephen O'Hara     14. Signature:
- --------------------------------------------------------------------------------
11. Printed Name:   Stephen O'Hara     15. Printed Name:      Jane Sanders
- --------------------------------------------------------------------------------
12. Title:          President          16. Title:             Branch Manager
- --------------------------------------------------------------------------------
13. Date:           2/9/95             17. Date:
- --------------------------------------------------------------------------------

                  AT&T UniPlan Service (sm) with Simple Pricing
                                 Attachment "A"

1. Services Provided: AT&T UNIPLAN Service and the associated optional AT&T 800 Services, ACCUNET T1.5 Access Connections and Terrestrial 1.544 Mbps Local Channel Service.

2. Term of the Term Plan; Renewal Options - The Term of this Term Plan is two years or three years beginning with the first day of the first full billing month (hereinafter referred to as the Customer's Initial Service Date (CISD) for the Services provided under this Term Plan; no renewal option.

3. Monthly Usage Commitment - The Customer's Gross Monthly Minimum Revenue Commitments (MRC) for AT&T UniPlan Service and the Associated Optional AT&T 800 Services is $40,000 monthly and $480,000 annually for each year of the Term Plan. If the Customer fails to meet the MRC, the customer will be billed the difference between the MRC and the actual billed charges.

4. Price. The price for AT&T UNIPLAN Service and the Associated Optional AT&T 800 Services is the same as specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

The price for ACCUNET T1.5 Access Connections is the same as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

The price for Terrestrial 1.554 Mbps Local Channel Service is the same as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

5. Volume Discounts: The Customer will receive the following discounts associated with the services provided under this Term Plan:

     A. Customers with the AT&T UniPlan Nation Option will receive a discount of 10%, not to exceed $2,500 per month based on the customer's total International Direct Dial station usage charges to the two countries with the highest usage in each billing month, before the application of Volume and Term Discounts. The discounts will not apply to calls made via Maritime Mobile Service to Atlantic, Pacific and Indian Ocean Regions.




                            Customer Initials and Date [initial]




                                                                 Revision 1/6/95
Ver H
                          AT&T Proprietary (Restricted)

                  AT&T UniPlan Service (sm) with Simple Pricing
                                 Attachment "A"

Term Length:                36 Months

The Customer will receive one of the following discounts monthly, on AT&T UNIPLAN Service and the Associated Optional AT&T 800 Services usage charges on amounts up to $150,000. The amount of the discount will be based on the Customer selected Monthly Usage Commitment and Term. No discounts will apply to amounts above $150,000.

                 VOLUME DISCOUNTS BY COMMITMENT AND TERM LENGTH

Gross Monthly

     Usage Commitment                                       36 Month Term
     ----------------                                       -------------
         $40,000                                                 44%

     C. The Customer will receive the Business-to-Business Discount Plan as specified in AT&T Tariff F.C.C. No. 1.

     D. No other Tariff F.C.C. No. 1 or No. 2 Volume or Term Plan Discounts will apply.


6. Classifications, Practices and Regulations

     A. Except as otherwise provided, the terms, conditions, regulations and charges for AT&T UNIPLAN Service and the UniPlan Nation Option as set forth in AT&T Tariff F.C.C. No. 1, for ACCUNET T1.5 Access Connections as set forth in AT&T Tariff F.C.C. No. 9 and for Terrestrial 1.544 Mbps Local Channel Service as set forth in AT&T Tariff F.C.C. No. 11 apply, as these tariffs are amended from time to time.

     B. Credits/Waivers. -- The Customer will receive the following Credits/Waivers provided the Customer is current in payment to AT&T for all services provided under this Term Plan, at the time the credit is to be applied. If the Customer is not current in its payment, the credit will not be applied until payment is made.

1. AT&T will waive the nonrecurring installation charges for no more than 5 AT&T Terrestrial 1.544 MBPS local channels, associated ACCUNET T1.5 Access Connections, and the Service Establishment Charges associated with AT&T UniPlan Service and the associated optional AT&T 800 Services, provided these services remain in service for at least 1 year. If the customer discontinues any such services prior to the one year period, all waived charges for such services will be billed at the time of discontinuance.

                                Customer Initials and Date [initial]




                                                                 Revision 1/6/95

Ver H
                          AT&T Proprietary (Restricted)

                  AT&T UniPlan Service (sm) with Simple Pricing

                                 Attachment "A"


2. AT&T will reimburse a Customer a total of $5.00 for the Local Exchange Carrier's Carrier Change Charge for each switched access line the Customer converts to AT&T PIC'd Code 10288 for AT&T UniPlan Service within 90 days after the CISD. There is a limit of one such reimbursement per Customer per line. The reimbursement will be applied in the form of a usage credit to the Customer's AT&T UNIPLAN bill.

     C. The Customer is ineligible for any promotional offerings or discounts which are or may be filed in AT&T Tariff F.C.C. Nos. 1, 2, 9 and 11 for the same services under this Term Plan, except for F.C.C. No. 1, section 8.1.1.784.

     D. Monitoring Conditions: The following conditions apply to the services provided under this Term Plan:

          1. The Customer must meet the MRC for each year of the Term Plan.

          2. The Customer may have no more than 100 Customer Premises associated with switched access at any time during this Term Plan.

Compliance with these provisions shall be monitored annually, on each anniversary of the CISD. If in any such monitoring period the Customer has failed to satisfy any of the above monitoring conditions, the Customer will be in violation of this Term Plan and AT&T reserves the right to terminate this Term Plan at its sole discretion.

     E. Discontinuance With Liability: If the Customer discontinues this Term Plan before expiration of the selected term, the Customer will be billed the MRC for each whole year remaining in the term and an amount equal to the difference between the MRC and the actual usage billing for the partial year.

     F. Discontinuance Without Liability: The Customer may discontinue this Term Plan without liability provided the Customer replaces this Term Plan with a new Term Plan for AT&T Service with a total revenue value equal to or exceeding the remaining total revenue value of this AT&T UniPlan Service Term Plan, regardless of the time remaining in the existing term. The customer may not discontinue this Term Plan without liability under the AT&T UniPlan Service Term Plan Satisfaction Guarantee regulation contained in Tariff F.C.C. No. 1.

     G. Availability - This Attachment has been developed for Customers who order this Contract Tariff only once. This Term Plan is available to any similarly situated Customer that orders service within 90 days after the effective date of this Term Plan and requests initial installation no later than 30 days after the date service is ordered.


                                     Customer Initials and Date [initial]




                                                                 Revision 1/6/95
Ver H
                          AT&T Proprietary (Restricted)

AT&T COMMUNICATIONS                           TARIFF F.C.C. NO. 1
Adm. Rates and Tariffs                        1st Revised Page 199.1.807
Bridgewater, NJ  08807                        Cancels Original Page 199.1.807
Issued:                                       Effective:

          **All material on this page is reissued as otherwise noted.**

8.1.1. Service Promotion (continued)

784. AT&T UNIPLAN Service Term Plan Promotion - AT&T will provide the following promotional offer for all AT&T UNIPLAN Service Customers who have no lines previously subscribed to AT&T UNIPLAN Service and who subscribe to a new AT&T UNIPLAN Service 36 Month Term Plan with a Net Monthly Usage Commitment of at least $20,000.00. Specifically, AT&T will provide usage credits to be applied to the Customer's bill for its AT&T UNIPLAN Service interstate outbound usage and Associated Optional AT&T 800 Service's interstate usage that terminates in the 617 NPA as specified following:

AT&T will provide three 15% usage credits, not to exceed $70,000.00 each, on all the Customer's AT&T UNIPLAN Service interstate outbound usage and Associated Optional 800 Service's interstate usage that terminates in the 617 NPA. To determine the first credit, the actual monthly AT&T UNIPLAN outbound interstate usage and Associated Optional 800 Services' interstate usage charges for the first twelve complete billing months will be totaled and multiplied by 15%. This first credit will appear as a usage credit on the billing statement rendered in the fourteenth billing month. The amount of this credit shall not exceed $70,000.00. To determine the second and third credits, the actual monthly AT&T UNIPLAN outbound interstate usage and Associated Optional 800 Services' interstate usage charges for months twelve through twenty-three will be totaled and multiplied by 15%. The second and third credits will appear simultaneously as usage credits on the billing statement rendered in the twenty-fourth month. The amount of the second and third usage credits shall not exceed $70,000.00 each.

Customers who enroll in this promotion and subsequently discontinue their AT&T UNIPLAN Service 36 Month Term Plan at any time during the period beginning with enrollment and ending 24 months after enrollment, will forfeit all credits otherwise due but not yet received under this promotion and the Customer will be billed an amount equal to any credits received.

The Customer must select a 36 month Term Plan with a net monthly usage commitment greater than $20,000.00. If at the end of the first twelve month period the average monthly billed usage level described above is not maintained AT&T will bill the Customer, in the fourteenth month, in an amount equal to the credit received and the Customer will forfeit any credit(s) not yet provided. If at the end of the second twelve month period the average monthly billed usage level described above is not maintained AT&T will bill the Customer, in the twenty-sixth month, in an amount equal to the credits received.

In order to qualify for this promotion Customers must: (1) place an order for an AT&T UNIPLAN Service 36 Month Term Plan between February 6, 1995 and March 6, 1995, with a requested installation date of no later than May 6, 1995, (2) commit to an AT&T UNIPLAN Service Associated Optional 800 Service Net Monthly Usage Commitment of at least $20,000.00, and (3) have their interstate AT&T UNIPLAN Associated Optional 800 Service usage terminate in the 617 NPA.

This promotion cannot be used with any other AT&T promotions which are or may be filed.



 Material filed under Tranmittal No. 8124 became effective on February 6, 1995

AT&T
                                                                                                                         AIS318 7/94

                                                                                                                     PAGE ( ) OF ( )

                                                                                                          AT&T UNIPLAN SERVICE ORDER

                                                                                                         QUALITY ASSURANCE CHECKLIST

CUSTOMER INFORMATION
- ------------------------------------------------------------------------------------------------------------------------------------

Company Billing Name (as it appears on letterhead):                      Billing Street Address, City, State and Zip Code:

     S.C. Direct, Inc.                                                              21 Bristol Dr.
- ---------------------------------------------------------                           So. Easton, MA  02375
Customer Billing Contact and Telephone Number:

     Bruce Rosenbaum                                                  --------------------------------------------------------------

     508-238-0199
                                                                           Main Billing Local Serving Office (NPA-NXX):
- ------------------------------------------------------------------------------------------------------------------------------------

  Customer Description:

                               Catalog Sales

- ------------------------------------------------------------------------------------------------------------------------------------


                                                 TOTAL # OF SWITCHED                                TOTAL # OF DEDICATED
 TOTAL # OF LOCATIONS                              ACCESS ACCOUNTS                                   ACCESS ACCOUNTS
- ------------------------------------------------------------------------------------------------------------------------------------

                                        Outbound                  800 Service                Outbound                  800 Service
              2                                                                                  2                          2
- ------------------------------------------------------------------------------------------------------------------------------------



(1) KEY DATES                                                         TAX INFORMATION

Customer Requested Due Date (CRDD):                                   Complete table below if tax exemptions apply:
                                                                      --------------------------------------------------------------

                      [    /   /     ]                                Exempted by:     |_| Statute       |_| Certificate
                                                                      --------------------------------------------------------------

                                                                                       |_| Federal       |_| County
                                                                                       |_| State         |_| Municipal
     o Final dates will be set after data collection is completed                                        |_| Sub-Municipal
Is this an Expedite?           |_| YES           |_| NO               --------------------------------------------------------------

If YES, has the Customer been advised that Additional Charges         List Other
will apply?                    |_| YES           |_| NO               Exemptions:
                                                                      --------------------------------------------------------------

(2) UNIPLAN VOLUME AND TERM PLAN INFORMATION                          Select one:       |_| All Locations

Volume Discount Plans:  (Select one)                                                    |_| Only Certain Locations

|_| Standard Volume Discount                                          --------------------------------------------------------------

|_| Global Volume Discount (Requires Term Plan)
|_| Off-peak Volume Discount (Requires Term Plan)

Domestic Term Plan                                International Term Plan                           Other Volume Discount Plans
Length of Term: Net Monthly Commitment            Length of Term: Net Monthly Commitment            (Select if applicable)
- ---------------------------------------           ---------------------------------------
36   Months      $40,000                               Months      $                                |X| UniPlan Nation Option
- ---------------------------------------           ---------------------------------------           |_| Partners by Association
Starting Month:____________________               Starting Month:____________________               |_| Other: Specify: ___________
- ------------------------------------------------------------------------------------------------------------------------------------

(3) APPLICABLE PROMOTIONS
- ------------------------------------------------------------------------------------------------------------------------------------

Promotion Name                                   Description                                      PROMOTION ID#s
- ------------------------------------------------------------------------------




- ------------------------------------------------------------------------------------------------------------------------------------

THE SERVICE(S) AND PRICING PLAN(S) YOU HAVE SELECTED WILL BE GOVERNED BY THE RATES, TERMS, AND CONDITIONS IN THE APPROPRIATE AT&T
TARIFFS AS MAY BE MODIFIED FROM TIME TO TIME. YOUR SIGNATURE ACKNOWLEDGES THAT YOU UNDERSTAND THE TERMS AND CONDITIONS UNDER WHICH
THE SERVICE(S) SELECTED WILL BE PROVIDED AND THAT YOU ARE DULY AUTHORIZED TO MAKE THE COMMITMENT(S) AND TO ORDER SERVICE FOR EACH OF

THESE LOCATIONS.
- ------------------------------------------------------------------------------------------------------------------------------------


Authorizing Customer Signature                                    Authorizing Representative Signature


/s/ Stephen O'Hara                      Date 2/9/95
- ----------------------------------                                ---------------------------------------------------------
Signature                                                         Signature                                            Date


508-238-0199
- ----------------------------------                                -----------------------------------------------

Telephone Number                                                  Telephone Number

Stephen O'Hara, President
- ----------------------------------                                -----------------------------------------------

Name and Title (please print)                                     Name and Title (please print)

                                                                           Remarks Attached:  |_| YES  |_| NO
